SUNAMERICA EQUITY FUNDS

Supplement to the Statement of Additional Information dated
January 31, 2000

          The last paragraph of the section entitled "The
     Distributor" on page B-41 should be replaced in its entirety with the following:

               The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Fund. In some instances, such additional commissions, fees or other incentives may be offered only to certain firms, including Royal Alliance Associates, SunAmerica Securities, Inc., Sentra Securities Corporation, Spelman & Co., Inc., Financial Service Corporation and Advantage Capital Corporation, affiliates of the Distributor, that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or of other funds underwritten by the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid to any investor.



Dated:  June 26, 2000